EXHIBIT 10.7

                                 AMENDMENT NO. 3
                                     TO THE
              DEL LABORATORIES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

           Del Laboratories, Inc. (the "Employer") wishes to amend the Del Laboratories, Inc. Employee Stock Ownership Plan (the "Plan") to update the claims procedures contained therein to reflect recent Department of Labor Regulations.

         Accordingly, effective for claims initially filed on or after January 1, 2002, the Plan is amended as follows:

           1. Section 6.2(b) of the Plan is hereby deleted in its entirety and amended to read as follows:

                  (b) A Participant shall be considered disabled for purposes of the Plan if he receives a determination from the Social Security Administration that he is disabled for purposes of receiving Social Security disability benefits.

           2. Section 8.5 of the Plan is hereby deleted in its entirety and amended to read as follows:

                           8.5 CLAIMS PROCEDURE. This Section 8.5 is based on
                  final regulations issued by the Department of Labor and published in the Federal Register on November 21, 2000 and codified at 29 C.F.R. ss.2560.503-1. If any provision of this
                  Section is impermissible under those regulations, the requirements of those regulations will prevail.

                           (a) INITIAL CLAIM. A Participant or Beneficiary who
                  believes he is entitled to any benefit (a "Claimant") under this Plan may file a claim with the Administrator. The Administrator shall review the claim itself or, in accordance with Sections 7.1(c) and 8.7, may appoint an individual or an entity to review the claim.

                                    (i) REVIEW OF INITIAL CLAIM. The Claimant
                  shall be notified within ninety (90) days after the claim is filed whether the claim is allowed or denied, unless the Claimant receives written notice from the Administrator or appointee of the Administrator prior to the end of the ninety
                  (90) day period stating that special circumstances require an extension of the time for decision, such extension not to extend beyond the day which is one hundred eighty (180) days after the date the claim is filed.

                                    (ii) MANNER AND CONTENT OF DENIAL OF INITIAL
                  CLAIMS. If the Administrator denies a claim, it will provide to the Claimant, in writing or by electronic communication:


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                                            (A) The specific reasons for the
                                            denial;

                                            (B) A reference to the relevant Plan
                                            provisions upon which the denial is
                                            based;

                                            (C) A description of any additional
                                            information or material that the
                                            Claimant must provide in order to
                                            perfect the claim;

                                            (D) An explanation of why such
                                            additional material or information
                                            is necessary;

                                            (E) Notice that the Claimant has a
                                            right to request a review of the
                                            claim denial and information on the
                                            steps to be taken if the Claimant
                                            wishes to request a review of the
                                            claim denial; and

                                            (F) A statement of the Claimant's
                                            right to bring a civil action under
                                            ERISA ss.502(a) following a denial
                                            on review of the initial denial.

                           (b)      REVIEW PROCEDURES.

                                    (i) REVIEW OF DENIED CLAIM. A request for
                           review of a denied claim must be made in writing to the Administrator within sixty (60) days after receiving notice of denial. The decision upon review will be made within sixty (60) days after the Administrator's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than one hundred twenty (120) days after receipt of a request for review. A notice of such an extension must be provided to the Claimant within the initial sixty (60) day period and must explain the special circumstances and provide an expected date of decision.

                                            The reviewer shall afford the
                           Claimant an opportunity to review and receive, without charge, all relevant documents, information and records and to submit issues and comments in writing to the Administrator. The reviewer shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim regardless of whether the information was submitted or considered in the initial benefit determination.

                                    (ii) MANNER AND CONTENT OF NOTICE OF
                           DECISION ON REVIEW. Upon completion of its review of an adverse initial claim determination, the Administrator will provide the Claimant, in writing or by electronic notification, a notice containing:

                                            (A) its decision;

                                            (B) the specific reasons for the
                                            decision;



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                                            (C) the relevant Plan provisions on
                                            which its decision is based;

                                            (D) a statement that the Claimant is
                                            entitled to receive, upon request
                                            and without charge, reasonable
                                            access to, and copies of, all
                                            documents, records and other
                                            information in the Administrator's
                                            files which is relevant to the
                                            Claimant's claim for benefits;

                                            (E) a statement describing the
                                            Claimant's right to bring an action
                                            for judicial review under ERISA
                                            ss.502(a); and

                                            (F) if an internal rule, guideline,
                                            protocol or other similar criterion
                                            was relied upon in making the
                                            adverse determination on review, a
                                            statement that a copy of the rule,
                                            guideline, protocol or other similar
                                            criterion will be provided without
                                            charge to the Claimant upon request.

                           (c) CALCULATION OF TIME PERIODS. For purposes of the time periods specified in this Section, the period of time during which a benefit determination is required to be made begins at the time a claim is filed in accordance with the Plan procedures without regard to whether all the information necessary to make a decision accompanies the claim. If a period of time is extended due to a Claimant's failure to submit all information necessary, the period for making the determination shall be tolled from the date written notification of the need for additional information is sent to the Claimant until the date the Claimant responds.

                           (d) FAILURE OF PLAN TO FOLLOW PROCEDURES. If the Plan fails to follow the claims procedures required by this Section, a Claimant shall be deemed to have exhausted the administrative remedies available under the Plan and shall be entitled to pursue any available remedy under ERISA ss. 502(a) on the basis that the Plan has failed to provide a reasonable claims procedure that would yield a decision on the merits of the claim.

                           (e) FAILURE OF CLAIMANT TO FOLLOW PROCEDURES. A Claimant's compliance with the foregoing provisions of this Section 8.5 is a mandatory prerequisite to the Claimant's right to bring an action for judicial review with respect to any claim for benefits under the Plan.





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         IN WITNESS WHEREOF, the Employer has caused this Amendment to be duly executed under seal on its behalf, effective as specified herein.

ATTEST/WITNESS:                           DEL LABORATORIES, INC.

By: s/ Theresa Bisignano                  By: s/ Gene Wexler

Print Name: Theresa Bisignano             Print Name: Gene Wexler
                                          Title: Vice President, General Counsel
                                          and Secretary

                                          Date: November 20, 2003







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